Exhibit 99.1

March 2008

Opening Remarks 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contacts: Bond Clement -bclement@petroquest.com Todd Zehnder -tzehnder@petroquest.com The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition, environmental risks, government regulation and the ability of the company to meet its stated business goals.

Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions 9-year(1) historical drilling success rate - 89% 9-year(1) F&D and Reserve Replacement - $3.18/Mcfe and 208% Diversification of asset base into different geographic regions starting in 2003 has been successful in lowering reserve replacement risk, lengthening the Company's reserve life and expanding the Company's opportunity set Substantial number of quality exploration and exploitation opportunities for a company of its size Woodford and Fayetteville Shale acreage highly prospective Substantial reserve exposure in Gulf Coast drilling program Highly experienced management team with proven track record for generating stockholder returns (1) Begins in 1999

98 99 00 01 02 03 04 05 06 07 Stock Price 0.81 1.59 4.25 5.32 4.15 3.17 4.96 8.28 12.74 14.3 Enterprise Value ($MM) 7.8 37.9 127.8 190.9 179.1 162.6 258.6 550 791 900 Adding Up Our Milestones Merger $0.81 $900 $163 $14.30

Nine(1) Years of Growth Reserves 31% CAGR Production 39% CAGR Cash Flow 114% CAGR Stockholders' Equity 37% CAGR Stock price 38% CAGR (1) Begins in 1999

Company Growth Strategy Optimize Existing Production Development Drilling Resource Play Development Synergistic Acquisitions Exploration Program Increases in Corporate Metrics

Propelling our Future Growth Concentration in three core areas with significant control of operations Large acreage positions with expansion potential Facilities ownership and control Value adding potential through technology improvements in long-lived areas More than 70% of projected reserve growth will come from "resource" plays 61% of our reserves are in long-lived basins (as of 12/31/07) To date - 94% drilling success rate in long-lived areas 33% of our daily production is from long-lived areas (average of 4Q 2007)

Our Properties PQ operated (1) As of December 31, 2007 Gulf Coast Region Represents PQ Office Locations Arkoma Basin Tulsa East Texas Lafayette Houston We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 61% Reserves (1) 39% Reserves (1)

EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS 1P Reserves (1) Drilling Locations (1) Estimated 2008 Production EAST TEXAS ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast 2P & 3P Reserves (1) (1) Reserves and locations as of December 31, 2007 (reserves are net and in Bcfe; locations are gross) E. Texas Arkoma S. Louisiana Offshore GOM East 18 26 21 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 47.5 46.9 1.2 22.5 38.4 156.5 263 555 183 112 255 1,368 467 1,285 2,230 24 24 4,030 CONVENTIONAL PLAYS 73% Long- Life Reserves

Arkoma Basin Approximately 27,000 net acres in the Woodford Shale Over 18,000 net acres in the Fayetteville Shale Current production approaching 20,000 Mcf/day net, increasing monthly

Woodford Shale Accelerating Activity Estimated locations: 300+ on 80 acre spacing; 600+ on 40 acre spacing Two rigs currently drilling with a third operated rig budgeted for April 2008 Activity is increasing (10 gross operated horizontal wells completed in 2007 and +/- 25 gross operated wells budgeted for 2008) Continuous non-operated activity in the Woodford Shale PQ currently participating in two separate 3-D seismic projects Over 200 miles of gathering systems in Oklahoma (evaluating strategic alternatives)

Woodford Shale 4 6 8 10 East 7.98 19.69 32.68 46.77 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Woodford Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Krebs Morrow Devonian Hartshorne Coal 2,500' Mayes Shale Frac Barrier Woodford Shale 7,000' Sylvan Shale Frac Barrier Cromwell Sandstone 5,400' Cromwell Sandstone 5,400' Mississippian Caney Shale 6,400' Based on horizontal well economics of: · Reserves - 2.5 to 3.5 Bcf · Completed well cost - $4.2MM to $4.7MM · I.P. Rate - 2.5 to 4.0 Mmcf/day

Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 27,000 31.8 NFX 165,000 20.9 SM 39,000 13.4 CLR 45,000 9.6 CHK 105,000 3.3 DVN 50,000 1.1 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2007. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2007. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of December 31, 2007. Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX CHK PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Fayetteville Shale Targeting over 20,000 acres near term, with approximately 18,000 net acres acquired as of December 2007 and continued activity through integration procedures, additional leasing and ongoing acquisitions Estimated locations: 1,200 on 80 acre spacing PQ involved in drilling of over 12 horizontal wells in 2007 with 60-80 gross wells budgeted for 2008.

Fayetteville Shale 6 8 10 East 8.7 20 32.9 West 21.79 43.33 68.78 North 46.9 45 43.9 Fayetteville Shale Well Economics Internal Rate of Return (%) Gas Price (per Mcf) Bloyd 1000' Morrowan Shale Hindsville Moorefield Shale 2500' Boone St Joe Chattanooga Shale 4000' Hale 1500' Morrowan Shale Morrowan Shale Morrowan Shale Fayetteville Shale 2100' Mississippian Pennsylvanian Devonian Basin Type Curve Gravel Hill Type Curve GRAVEL BASIN HILL Reserves, BCFe 1.4 to 3.5 2.0 to 3.5 Completed well cost, $MM 1.8 to 3.4 2.3 to 2.5 Max Monthly Rate, MMCFD 1.2 to 3.9 1.7 to 3.1 Based on horizontal, slickwater/gel frac well economics of:

Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SCU 17,500 129.6 SWN 902,000 84.3 HK 120,000 26.9 PQ 18,000 21.2 CHK 420,000 13.2 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2007. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2007. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of December 31, 2007. SCU SWN HK CHK SWN SWN Pope Cleburne Stone Van Buren CHK PQ HK

East Texas Basin 50,000 net acres; anchored by SE Carthage Field 13,500 Mcfe/day net production (average of fourth quarter '07) Travis Peak and Cotton Valley Formations $1.9 MM average well cost - dual completion 1+ Bcfe reserve potential per well Over 100 identified locations in SE Carthage Field Adding locations through internal prospect generation and acreage acquisitions One full time operated rig working in the basin; continuous non- operated activity throughout the year Horizontal Buda (oil) play (PQ 85% WI) - drilling of four wells in 2008 expected to begin 1Q08 Successfully drilled four of 12 planned non-operated Travis Peak wells (PQ 50% WI)

East Texas Basin

ENERGY:::GROWTH:::PETROQUEST



PROSPECTS
DISCOVERIES
SE CARTHAGE
NET ACRES: 23,900
POTENTIAL DRILLS: 100+
NICKLAUS PROSPECT
NET ACRES: 1,700
POTENTIAL DRILLS: 15+
TOMS PROSPECT
NET ACRES: 1,500
POTENTIAL DRILLS: 6
JONES PROSPECT
NET ACRES: 10,000
POTENTIAL DRILLS: 15+
HOGAN PROSPECT
NET ACRES: 500
POTENTIAL DRILLS: 15+
TEXAS
PALMER PROSPECT
NET ACRES: 800
POTENTIAL DRILLS: 15+
WEEKLEY PROSPECT
NET ACRES: 13,200
POTENTIAL DRILLS: 15
KAUFMAN
VAN ZANDT
HENDERSON
SMITH
RUSK
PANOLA
CADDO
ANDERSON
CHEROKEE
SHELBY
NACOGDOCHES
HOUSTON
SAN AUGUSTINE
SABINE
ROBERTSON
MADISON
TRINITY
POLK
TYLER
JASPER

PetroQuest Energy, Inc.

18

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Denbury Resources EOG Resources Gasco Energy Goodrich Petroleum Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest (1) Compiled analyst cash flow per share estimates, Bloomberg L.P. Company stock prices are as of 2/6/2008. 2007 CF Multiple(1) 3.3 7.6 18.3 10.9 7.3 31.7 7.4 15.8 14.6 8.7 24.8 14.7 13.7 2008E CF Multiple(1) 3.1 5.4 10.7 9.4 6.0 11.2 6.1 11.0 10.6 4.8 15.0 9.0 8.5

2008 Gulf Coast Drilling Program Lafayette St. Andrews Whistling Straits Pelican Point (Completing) Sand Hills Sugarloaf The Highlands La Cantera

2008 Gulf Coast Drilling Program

Consistent Approach Generates Continued Growth Economic reserve additions and production growth Effective cost control Balanced portfolio of projects Use acquisitions to augment future drilling program

Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 64.7 60.9 West 28.951 29.385 40.098 45.4 47.5 North 16.463 25.447 24.5 48.1 East Texas Arkoma Gulf Coast Bcfe 2008 2009

Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 133 190 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions CAGR 114%

Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 5.94 6.88 West North $ / Mcfe CAGR 21%(1) (1) Begins in 1999

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 15 14 13 58 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Diversification Reduces Risk Onshore Offshore 100% Gulf Coast 15% East Texas 58% Arkoma 13% South Louisiana 14% GOM $200 - 220 million Drill 140 - 150 Wells $64 million Drilled 10 Wells 2002 2008E

We're Forecasting Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 18.2 22.995 East Texas 0.033 1.758 3.1 4.2 4.208 Arkoma 0.252 1.7 3.3 4.24 35.4 Gulf Coast East Texas Arkoma Bcfe CAGR 39% (1) (1) Based on midpoint of guidance for 2008 (94-100 MMcfe/day) Guidance

Recent Offering Strengthens Balance Sheet Note: Dollars in thousands Security - Cumulative Perpetual Convertible Preferred Stock $75 million offering in September/October 2007 Dividend Rate - 6.875%; Conversion Premium - 30%

Hedging Positions Mitigate Risks Target of hedging 40%-50% of annual production - approximately 40% of 2008 production is hedged (based on mid-point of production guidance) $120 million of (57% of capital expenditures) 2008 revenue has been locked in through hedged production Oil and gas hedging positions (costless collars) for 2008: Crude Oil Hedged Volumes (Bbls) Average Price Q1 '08 667 $76.00 - $91.34 Q2 '08 800 $77.50 - $95.28 Q3 '08 400 $70.00 - $75.55 Q4 '08 400 $70.00 - $75.55 Natural Gas Hedged Volumes (Mmbtu) Average Price Q1 '08 28,333 $7.76 - $8.81 Q2 '08 45,000 $8.03 - $9.07 Q3 '08 35,000 $7.96 - $9.16 Q4 '08 35,000 $7.96 - $9.16

Framework for Future Growth PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins Resource plays forecasted to grow production and reserves in our long-lived areas Continue to improve operating efficiencies in our long-lived areas through continuous drilling High quality exploration prospects in inventory and ongoing generating/screening of new prospects Strong liquidity position to execute drilling plan Management owns largest portion of company among peer group